EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cabot Microelectronics Corporation (the "Company") on Form 10-Q for the fiscal quarter ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 9, 2005                                 /s/ WILLIAM P. NOGLOWS
                                                       -------------------------
                                                       William P. Noglows
                                                       Chief Executive Officer

Date: February 9, 2005                                 /s/ WILLIAM S. JOHNSON
                                                       -------------------------
                                                       William S. Johnson
                                                       Chief Financial Officer